UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KBS REAL ESTATE INVESTMENT TRUST III, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

800 Newport Center Drive, Suite 700

Newport Beach, California 92660

NOTICE OF POSTPONEMENT OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

The annual meeting of stockholders of KBS Real Estate Investment Trust III, Inc. (“we” or “us”), originally scheduled to be held on Tuesday, July 10, 2018, has been postponed and will now be held on Friday, July 27, 2018 at 10:00 a.m. Pacific at the offices of KBS, 800 Newport Center Drive, First Floor, Suite 140 Conference Center, Newport Beach, California 92660.

We have decided to postpone the meeting in order to supplement and update information in the Proxy Statement regarding one of our directors and to provide stockholders with additional time to review and consider such information prior to the annual meeting. We will file a supplement to the Proxy Statement that will provide such updated information.

No changes have been made to the record date, the location of the meeting or the proposals to be voted on at the annual meeting, which are presented in our definitive Proxy Statement filed with the Securities and Exchange Commission on April 18, 2018.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. You retain the power to revoke your proxy or change your vote at any time before it is voted at the annual meeting. You may revoke your proxy or change your vote by (1) notifying Peter McMillan III, our Secretary; (2) attending the annual meeting and voting in person as described in the Proxy Statement under “Who is entitled to vote at the annual meeting?”; (3) if you received and returned a paper proxy card, returning another proxy card dated after your first proxy card, if we receive it before the annual meeting date; or (4) recasting your proxy vote via the Internet or by telephone. Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting. If a broker or other nominee holds your stock on your behalf, you must contact your broker, bank or other nominee to change your vote.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2018:

Our proxy statement, form of proxy card, supplements to our proxy statement and our 2017 annual report to stockholders are also available at www.proxyvote.com, and can be accessed by using the 16-digit control number and following the instructions located on the proxy card.

Sincerely,

Jeffrey K. Waldvogel

Assistant Secretary

Newport Beach, California

July 5, 2018